SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 17, 2004

Gadzooks, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas (State of Other Jurisdiction of Incorporation)	0-26732 (Commission File Number)	74-2261048 (IRS Employer Identification No.)

4121 International Parkway
Carrollton, Texas 75007
(Address and Zip Code of Principal Executive Offices)

(972) 307-5555
(Registrant’s telephone number, including area code)

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition.

     On May 17, 2004, Gadzooks, Inc., a Texas corporation, issued a press release announcing its financial and operating results for the fourth quarter and year ended January 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GADZOOKS, INC.

Date: May 25, 2004	By:	/s/ James A. Motley

	Name:	James A. Motley
	Title:	Vice President/Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Press release dated May 17, 2004 entitled “Gadzooks Reports Fourth Quarter and Annual Operating Results.”

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